PARTNERS FIRST CREDIT CARD MASTER TRUST
                             Monthly Trust Activity

A. Trust Level Activity
          Number of Days in Collection Period                                                                            29
          Beginning Principal Receivables Balance                                                          1,859,826,001.37
          Beginning Special Funding Account Balance                                                                    0.00
          Beginning Principal Receivables + SFA Balance                                                    1,859,826,001.37
          Special Funding Account Earnings                                                                             0.00
          Finance Charge Collections                                                                          26,498,375.64
          Interchange Collections                                                                              1,585,517.56
          Collection Account Investment Proceeds                                                                       0.00
          Recoveries treated as Finance Charge Collections                                                             0.00
          Total Finance Charge Receivables Collections                                                        28,083,893.20
          Principal Receivables Collections                                                                  183,521,054.77
          Recoveries treated as Principal Collections                                                            841,139.83
          Total Principal Receivables Collections                                                            184,362,194.60
          Monthly Payment Rate (Principal plus Interest divided by Beg. Principal Receivables)                       11.29%
          Defaulted Amount (Net of Recoveries)                                                                10,423,617.04
          Annualized Default Rate                                                                                     6.73%
          Trust Portfolio Yield                                                                                      18.12%
          New Principal Receivables                                                                          123,913,680.83
          Aggregate Account Addition or Removal (Y/N)?                                                                    N
          Date of Addition/Removal                                                                                      n/a
          Principal Receivables at the end of the day of Addition/Removal                                               n/a
          SFA Balance at the end of the day of Addition/Removal                                                        0.00
          Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                 n/a
          Percentage of the Collection Period which is before the Addition/Removal Date                                 n/a
          Ending Principal Receivables Balance                                                             1,788,793,349.11
          Ending Special Funding Account (SFA) Balance                                                                 0.00
          Ending Principal Receivables + SFA Balance                                                       1,788,793,349.11
          Required Minimum Principal Balance                                                               1,605,000,000.00
          Transferor Percentage                                                                                      19.25%

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                             Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2                  1998-3
          Group                                                                         1                      1
          Class A Invested Amount                                                     528,000,000.00         528,000,000.00
          Class B Invested Amount                                                     113,000,000.00         113,000,000.00
          Collateral Invested Amount                                                   67,000,000.00          67,000,000.00
          Class D Invested Amount                                                      42,000,000.00          42,000,000.00
          Total Invested Amount                             1,500,000,000.00          750,000,000.00         750,000,000.00
          Required Transferor Amount                          105,000,000.00           52,500,000.00          52,500,000.00
          Invested Amount + Req Transf Amount               1,605,000,000.00          802,500,000.00         802,500,000.00
          Series Allocation Percentage                               100.00%                  50.00%                 50.00%
          Series Allocable Finance Charge Collections                                  14,041,946.60          14,041,946.60
          Series Allocable Principal Collections                                       92,181,097.30          92,181,097.30
          Series Allocable Defaulted Amounts                                            5,211,808.52           5,211,808.52
          Series Allocable Servicing Fee                                                1,250,000.00           1,250,000.00
          In Revolving Period?                                                                     Y                      Y
          Available for Shared Principal Collections          157,100,028.31           78,550,014.15          78,550,014.15
          Principal Shortfall                                           0.00                    0.00                   0.00
          Allocation of Shared Principal Collections                    0.00                    0.00                   0.00
          FC Available for other Excess Allocation Series       1,058,590.94              529,295.80             529,295.15
          Finance Charge Shortfall                                      0.00                    0.00                   0.00
          Allocation of Excess Finance Charge Collections               0.00                    0.00                   0.00


B. Series Allocations
          Amounts Due                                                                1998-2                  1998-3
                          Principal Allocation Percentage                                     80.65%                 80.65%
                          Floating Allocation Percentage                                      80.65%                 80.65%
                          Class A Certificate Rate                                           5.9850%                6.0150%
                          Class B Certificate Rate                                           6.1950%                6.2450%
                          CIA Certificate Rate                                               6.7600%                6.8600%
                          CIA Secured Loan Spread Rate                                       0.0000%                0.0000%
                          Class D Certificate Rate                                           0.0000%                0.0000%
                          Class A Interest                                              2,545,620.00           2,558,380.00
                          Class B Interest                                                563,917.08             568,468.47
                          Collateral Monthly Interest                                     364,852.22             370,249.44
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     3,474,389.31           3,497,097.92
                          Investor Default Amount (Net of Recoveries)                   4,203,464.61           4,203,464.61
                          Interchange Collections                                         639,381.41             639,381.41
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
          Adjusted Invested Amount for Series               1,500,000,000.00          750,000,000.00         750,000,000.00
          Principal Collections                               148,693,099.08           74,346,549.54          74,346,549.54
          Finance Charge Collections                           22,650,419.86           11,325,209.93          11,325,209.93
          Investor Monthly Interest                             6,971,487.22            3,474,389.31           3,497,097.92
          Investor Default Amount                               8,406,929.22            4,203,464.61           4,203,464.61
          Monthly Servicing Fee                                 2,500,000.00            1,250,000.00           1,250,000.00
          Total Amount Due                                     17,878,416.45            8,927,853.92           8,950,562.53
          Excess Before Reallocation                            4,772,003.41            2,397,356.01           2,374,647.40
          Reallocation of Finance Charge Collections                                      -11,354.31              11,354.31
          Dollars of Excess Spread                              4,772,003.41            2,386,001.71           2,386,001.71
          Percentage Excess Spread                                     3.82%                   3.82%                  3.82%
          Reallocated Finance Charge Collections               22,650,419.86           11,313,855.62          11,336,564.24

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                             Monthly Trust Activity

C. Group 2 Allocations
                                                                       Total
          Beginning Invested Amount After Giving                        0.00
               Effect to Decrease occurring in monthly period
          Principal Collections                                         0.00
          Finance Charge Collections                                    0.00
          Investor Monthly Interest                                     0.00
          Investor Default Amount                                       0.00
          Monthly Servicing Fee                                         0.00
          Total Amount Due                                              0.00
          Excess Before Reallocation                                    0.00
          Reallocation of Finance Charge Collections
          Dollars of Excess Spread                                      0.00
          Percentage Excess Spread                                       n/a
          Reallocated Finance Charge Collections                        0.00

D. Trust Performance
          30-59 Days Delinquent                                                        32,277,575.51
          60-89 Days Delinquent                                                        21,955,183.70
          90+ Days Delinquent                                                          44,151,284.76
          Total 30+ Days Delinquent                                                    98,384,043.97


          THE FIRST NATIONAL BANK OF ATLANTA
          d/b/a Wachovia Bank Card Services
          as Servicer

          by
          Name:  Tammy L. Joyce
          Title:  Assistant Vice President

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                  15-Feb-00
Current Payment Date                               15-Mar-00
Actual / 360 Days                                     29                  29                   29                  29
30 / 360 Days                                         30                  30                   30                  30
Fixed / Floating                                   Floating            Floating             Floating            Floating

                                                    Class A             Class B        Collateral Invested       Class D
                                                                                             Amount
Certificate Rate                                         5.98500%           6.19500%               6.76000%          0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                                     0.00000%
Initial Balance                                    528,000,000.00     113,000,000.00          67,000,000.00     42,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount                       528,000,000.00     113,000,000.00          67,000,000.00     42,000,000.00
Ending Outstanding Amount                          528,000,000.00     113,000,000.00          67,000,000.00     42,000,000.00

Beginning Invested Amount                          528,000,000.00     113,000,000.00          67,000,000.00     42,000,000.00
Ending Invested Amount                             528,000,000.00     113,000,000.00          67,000,000.00     42,000,000.00

Beginning Adjusted Invested Amount                 528,000,000.00     113,000,000.00          67,000,000.00     42,000,000.00
Ending Adjusted Invested Amount                    528,000,000.00     113,000,000.00          67,000,000.00     42,000,000.00

Principal Allocation Percentage                            70.40%             15.07%                  8.93%             5.60%
Floating Allocation Percentage                             70.40%             15.07%                  8.93%             5.60%
Principal Collections                               52,339,970.88      11,201,546.80           6,641,625.09      4,163,406.77
Realloc Finance Charge Collections                   7,964,954.36       1,704,620.91           1,010,704.44        633,575.91
YSA Draw
YSA Investment Proceeds
Realloc Finance Charge plus YSA Draw                 7,964,954.36       1,704,620.91           1,010,704.44        633,575.91
Monthly Interest                                     2,545,620.00         563,917.08             364,852.22              0.00
Investor Default Amount (Net)                        2,959,239.09         633,322.00             375,509.51        235,394.02
Monthly Servicing Fee                                  880,000.00         188,333.33             111,666.67         70,000.00
Total Due                                            6,384,859.09       1,385,572.42             852,028.39        305,394.02

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases
Series Adjusted Portfolio Yield
Base Rate



                                                                                                       Total

Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                                                                    750,000,000.00
Required Transferor Amount                                                                          52,500,000.00
Total Initial Amount                                                                               802,500,000.00

Beginning Outstanding Amount                                                                       750,000,000.00
Ending Outstanding Amount                                                                          750,000,000.00

Beginning Invested Amount                                                                          750,000,000.00
Ending Invested Amount                                                                             750,000,000.00

Beginning Adjusted Invested Amount                                                                 750,000,000.00
Ending Adjusted Invested Amount                                                                    750,000,000.00

Principal Allocation Percentage                                                                           100.00%
Floating Allocation Percentage                                                                            100.00%
Principal Collections                                                                               74,346,549.54
Realloc Finance Charge Collections                                                                  11,313,855.62
YSA Draw                                                                                                     0.00
YSA Investment Proceeds                                                                                      0.00
Realloc Finance Charge plus YSA Draw                                                                11,313,855.62
Monthly Interest                                                                                     3,474,389.31
Investor Default Amount (Net)                                                                        4,203,464.61
Monthly Servicing Fee                                                                                1,250,000.00
Total Due                                                                                            8,927,853.92

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases          11,313,855.62
Series Adjusted Portfolio Yield                                                                            11.38%
Base Rate                                                                                                   7.75%

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-2

Series Parameters
                            Revolving Period (Y/N)                                             Y
                            Accumulation Period (Y/N)                                          N
                            Early Amortization (Y/N)                                           N
                            Controlled Accumulation Period                                   12.00
                            FNBA is Servicer                                                   Y
                            Paydown Excess CIA (Y/N)                                           Y
                            Paydown Excess Class D (Y/N)                                       Y
                            Controlled Accumulation Amount                                    53,416,666.67
                            Controlled Deposit Amount                                         53,416,666.67
                            Ending Controlled Deposit Amount Shortfalll                                0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                0.00
                            Principal Funding Account Deposit                                          0.00
                            Ending Principal Funding Account Balance                                   0.00
                            Principal Funding Investment Proceeds                                      0.00

                            Yield Supplement Account Beginning Balance                                 0.00
                            Yield Supplement Account Release                                           0.00
                            Yield Supplement Account Ending Balance                                    0.00

                            Reserve Account Beginning Balance                                          0.00
                            Required Reserve Account Amount                                            0.00
                            Funds Deposited into Reserve Account                                       0.00
                            Ending Reserve Account Balance                                             0.00

C. Certificate Balances and Distrubutions
                                                Class A          Class B               CIA               Class D            Total
                       Beginning Balance    528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
                  Interest Distributions      2,545,620.00         563,917.08          364,852.22             0.00     3,474,389.31
                            PFA Deposits              0.00                                                                     0.00
                 Principal Distributions              0.00               0.00                0.00             0.00             0.00
                     Total Distributions      2,545,620.00         563,917.08          364,852.22             0.00     3,474,389.31
              Ending Certificate Balance    528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
                             Pool Factor           100.00%            100.00%             100.00%          100.00%
           Total Distribution Per $1,000            4.8213             4.9904              5.4456           0.0000
        Interest Distribution Per $1,000            4.8213             4.9904              5.4456           0.0000
       Principal Distribution Per $1,000            0.0000             0.0000              0.0000           0.0000

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                    2,545,620.00
                          2 Amount of the distribution in respect of Class A Monthly Interest:                   2,545,620.00
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                          5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                0.00
                          2 Amount of Class A Investor Charge-Offs                                                       0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                       0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                  563,917.08
                          2 Amount of the distribution in respect of Class B monthly interest:                     563,917.08
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                          4 Amount of the distribution in respect of Class B additional interest:                        0.00
                          5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                          0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                    0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                               0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                                  364,852.22
                          2 Amount distributed in respect of Collateral Monthly Interest:                                364,852.22
                          3 Amount distributed in respect of Collateral Additional Interest:                                   0.00
                          4 The amount distributed to the Collateral Interest Holder in respect                                0.00
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                                        0.00
                          2 The total amount reimbursed in respect of such reductions in the                                   0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                          1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                     11,313,855.62
                          2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)       8,927,853.92
                          3 Spread Account Requirement per Loan Agreement                                              1,856,705.91
                          4 Finance Charge Shortfall                                                                           0.00
                          5 Available for Other Excess Allocation Series                                                 529,295.80

K. Application of Reallocated Investor Finance Charge Collections.

                                                                     Available          Due                 Paid        Shortfall
                          1 Allocated Class A Available Funds       7,964,954.36
                            a Reserve Account Release                       0.00
                            b PFA Investment Earnings                       0.00
                            c Class A Available Funds               7,964,954.36

                          2 Class A Available Funds                 7,964,954.36
                            a Class A Monthly Interest                                2,545,620.00      2,545,620.00          0.00
                            b Class A Servicing Fee                                     880,000.00        880,000.00          0.00
                            c Class A Investor Default Amount                         2,959,239.09      2,959,239.09          0.00
                            d Class A Excess                        1,580,095.27

                          3 Class B Available Funds                 1,704,620.91
                            a Class B Monthly Interest                                  563,917.08        563,917.08          0.00
                            b Class B Servicing Fee                                     188,333.33        188,333.33          0.00
                            c Class B Excess                          952,370.50

                          4 Collateral Available Funds              1,010,704.44
                            a Collateral Servicing Fee                                  111,666.67        111,666.67          0.00
                            b Collateral Excess                       899,037.77

                          5 Class D Available Funds                   633,575.91
                            a Class D Servicing Fee                                      70,000.00         70,000.00          0.00
                            b Class D Excess                          563,575.91

                          6 Total Excess Spread                     3,995,079.45

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                           Available          Due               Paid       Shortfall
                          1 Available Excess Spread                       3,995,079.45
                          2 Excess Fin Charge Coll                                0.00
                                 from Other Series
                          3 Available Funds                               3,995,079.45
                          4 Class A Required Amount Shortfalls                                      0.00            0.00       0.00
                          5 Class B Defaults                                                  633,322.00      633,322.00       0.00
                          6 Monthly Servicing Fee Shortfalls                                        0.00            0.00       0.00
                          7 Collateral Monthly Interest                                       364,852.22      364,852.22       0.00
                          8 Collateral Default Amount                                         375,509.51      375,509.51       0.00
                          9 Reserve Account Deposit                                                 0.00            0.00       0.00
                         10 Class D Monthly Interest                                                0.00            0.00       0.00
                         11 Class D Default Amount                                            235,394.02      235,394.02       0.00
                         12 Other CIA Amounts Owed                                          1,856,705.91    1,856,705.91       0.00
                         13 Excess Fin Coll for Other Series                                        0.00            0.00       0.00
                         14 Excess Spread                                   529,295.80
                         15 Writedowns
                                                         a Class A                0.00
                                                         b Class B                0.00
                                                         c CIA                    0.00
                                                         d Class D                0.00

M. Reallocated Principal Collections

                          1 Total Principal Collections Allocable                          74,346,549.54
                          2 Principal Required to Fund the Required Amount                          0.00
                          3 Shared Principal Collections from other Series                          0.00
                          4 Other Amounts Treated as Principal Collections                  4,203,464.61
                          5 Available Principal Collections                                78,550,014.15

N. Application of Principal Collections during Revolving Period

                          1 Collateral Invested Amount                                     67,000,000.00
                          2 Required Collateral Invested Amount                            67,000,000.00
                          3 Amount used to pay Excess CIA                                           0.00
                          4 Available Principal Collections                                78,550,014.15

                          5 Class D                                                        42,000,000.00
                          6 Required Class D                                               42,000,000.00
                          7 Amount used to pay Excess Class D                                       0.00
                          8 Available Principal Collections                                78,550,014.15

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                   78,550,014.15
                                                         a Controlled Deposit Amount                                   0.00
                                                         b Minimum of Avail Prin Coll and CDA                          0.00
                                                         c Controlled Deposit Amount Shortfall                         0.00
                                                         d Amount Deposited in PFA for Class A                         0.00
                                                         e Draw from PFA to pay Class A Principal                      0.00
                                                         f Class A Adjusted Invested Amount                  528,000,000.00

                          2 Remaining Principal Collections Available                                         78,550,014.15
                                                         a Remaining PFA Balance                                       0.00
                                                         b Beginning Class B Outstanding Amount              113,000,000.00
                                                         c Beginning Class B Adjusted Invested Amount        113,000,000.00
                                                         d Amount Deposited in PFA for Class B                         0.00
                                                         e Draw from PFA to pay Class B Principal                      0.00
                                                         f Class B Adjusted Invested Amount                  113,000,000.00

                          3 Remaining Principal Collections Available                                         78,550,014.15
                                                         a Remaining CIA Amount                               67,000,000.00
                                                         b Principal Paid to CIA                                       0.00
                                                         c CIA at the end of the Period                       67,000,000.00

                          4 Remaining Principal Collections Available                                         78,550,014.15
                                                         a Remaining Class D Amount                           42,000,000.00
                                                         b Principal Paid to Class D                                   0.00
                                                         c Class D at the end of the Period                   42,000,000.00

                            Class A Principal Paid to Investors                                                        0.00
                            Class B Principal Paid to Investors                                                        0.00
                            CIA Principal Paid to Investors                                                            0.00
                            Class D Principal Paid to Investors                                                        0.00
                            Ending Class A Outstanding Amount                                                528,000,000.00
                            Ending Class B Outstanding Amount                                                113,000,000.00
                            Ending CIA Outstanding Amount                                                     67,000,000.00
                            Ending Class D Outstanding Amount                                                 42,000,000.00

                          5 Shared Principal Collections                                                      78,550,014.15


                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                          1 Principal Collections Available                                                                   0.00
                                                         a Remaining Class A Adjusted Invested Amount               528,000,000.00
                                                         b Principal Paid to Class A                                          0.00
                                                         c End of Period Class A Adjusted Invested Amount           528,000,000.00

                          2 Remaining Principal Collections Available                                                         0.00
                                                         a Remaining Class B Adjusted Invested Amount               113,000,000.00
                                                         b Principal Paid to Class B                                          0.00
                                                         c End of Period Class B Adjusted Invested Amount           113,000,000.00

                          3 Remaining Principal Collections Available                                                         0.00
                                                         a Remaining Collateral Invested Amount                      67,000,000.00
                                                         b Principal Paid to CIA                                              0.00
                                                         c Collateral Invested Amount at the end of the Period       67,000,000.00

                          4 Remaining Principal Collections Available                                                         0.00
                                                         a Remaining Class D Amount                                  42,000,000.00
                                                         b Principal Paid to Class D                                          0.00
                                                         c Class D at the end of the Period                          42,000,000.00

Q. Yield and Base Rate

                          1 Base Rate
                                                         a Current Monthly Period                           7.75%
                                                         b Prior Monthly Period                             7.66%
                                                         c Second Prior Monthly Period                      8.30%

                            Three Month Average Base Rate                                                                     7.90%

                          2 Series Adjusted Portfolio Yield
                                                         a Current Monthly Period                          11.38%
                                                         b Prior Monthly Period                             9.85%
                                                         c Second Prior Monthly Period                     10.90%

                            Three Month Average Series Adjusted Portfolio Yield                                              10.71%

                          3 Excess Spread
                                                         a Current Monthly Period                           3.63%
                                                         b Prior Monthly Period                             2.18%
                                                         c Second Prior Monthly Period                      2.60%

                            Three Month Average Excess Spread                                                                 2.80%

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                15-Feb-00
Current Payment Date                             15-Mar-00
Actual / 360 Days                                    29                 29                    29                    29
30 / 360 Days                                        30                 30                    30                    30
Fixed / Floating                                  Floating           Floating              Floating              Floating

                                                  Class A             Class B         Collateral Invested        Class D
                                                                                            Amount
Certificate Rate                                       6.01500%           6.24500%                  6.86000%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                                      0.00000%
Initial Balance                                  528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount                     528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Outstanding Amount                        528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Beginning Invested Amount                        528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Invested Amount                           528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Beginning Adjusted Invested Amount               528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Adjusted Invested Amount                  528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Principal Allocation Percentage                          70.40%             15.07%                     8.93%            5.60%
Floating Allocation Percentage                           70.40%             15.07%                     8.93%            5.60%
Principal Collections                             52,339,970.88      11,201,546.80              6,641,625.09     4,163,406.77
Realloc Finance Charge Collections                 7,980,941.22       1,708,042.34              1,012,733.07       634,847.60
YSA Draw
YSA Investment Proceeds
Realloc Finance Charge plus YSA Draw               7,980,941.22       1,708,042.34              1,012,733.07       634,847.60
Monthly Interest                                   2,558,380.00         568,468.47                370,249.44             0.00
Investor Default Amount (Net)                      2,959,239.09         633,322.00                375,509.51       235,394.02
Monthly Servicing Fee                                880,000.00         188,333.33                111,666.67        70,000.00
Total Due                                          6,397,619.09       1,390,123.81                857,425.62       305,394.02

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases
Series Adjusted Portfolio Yield
Base Rate



                                                                                                        Total

Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                                                                      750,000,000.00
Required Transferor Amount                                                                            52,500,000.00
Total Initial Amount                                                                                 802,500,000.00

Beginning Outstanding Amount                                                                         750,000,000.00
Ending Outstanding Amount                                                                            750,000,000.00

Beginning Invested Amount                                                                            750,000,000.00
Ending Invested Amount                                                                               750,000,000.00

Beginning Adjusted Invested Amount                                                                   750,000,000.00
Ending Adjusted Invested Amount                                                                      750,000,000.00

Principal Allocation Percentage                                                                             100.00%
Floating Allocation Percentage                                                                              100.00%
Principal Collections                                                                                 74,346,549.54
Realloc Finance Charge Collections                                                                    11,336,564.24
YSA Draw                                                                                                       0.00
YSA Investment Proceeds                                                                                        0.00
Realloc Finance Charge plus YSA Draw                                                                  11,336,564.24
Monthly Interest                                                                                       3,497,097.92
Investor Default Amount (Net)                                                                          4,203,464.61
Monthly Servicing Fee                                                                                  1,250,000.00
Total Due                                                                                              8,950,562.53

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases            11,336,564.24
Series Adjusted Portfolio Yield                                                                               11.41%
Base Rate                                                                                                      7.79%


                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                Y
                         Accumulation Period (Y/N)                                             N
                         Early Amortization (Y/N)                                              N
                         Controlled Accumulation Period                                      12.00
                         FNBA is Servicer                                                      Y
                         Paydown Excess CIA (Y/N)                                              Y
                         Paydown Excess Class D (Y/N)                                          Y
                         Controlled Accumulation Amount                                        53,416,666.67
                         Controlled Deposit Amount                                             53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                    0.00
                         Principal Funding Account Deposit                                              0.00
                         Ending Principal Funding Account Balance                                       0.00
                         Principal Funding Investment Proceeds                                          0.00

                         Yield Supplement Account Beginning Balance                                     0.00
                         Yield Supplement Account Release                                               0.00
                         Yield Supplement Account Ending Balance                                        0.00

                         Reserve Account Beginning Balance                                              0.00
                         Required Reserve Account Amount                                                0.00
                         Funds Deposited into Reserve Account                                           0.00
                         Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                               Class A             Class B          CIA                Class D            Total
                      Beginning Balance     528,000,000.00     113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
                 Interest Distributions       2,558,380.00         568,468.47         370,249.44             0.00      3,497,097.92
                           PFA Deposits               0.00                                                                     0.00
                Principal Distributions               0.00               0.00               0.00             0.00              0.00
                    Total Distributions       2,558,380.00         568,468.47         370,249.44             0.00      3,497,097.92
             Ending Certificate Balance     528,000,000.00     113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
                            Pool Factor            100.00%            100.00%            100.00%          100.00%
          Total Distribution Per $1,000             4.8454             5.0307             5.5261           0.0000
       Interest Distribution Per $1,000             4.8454             5.0307             5.5261           0.0000
      Principal Distribution Per $1,000             0.0000             0.0000             0.0000           0.0000

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                 2,558,380.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                2,558,380.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:            0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                     0.00
                       5 Amount of the distribution in respect of Class A Principal:                               0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                             0.00
                       2 Amount of Class A Investor Charge-Offs                                                    0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                       0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                              0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                    0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                               568,468.47
                       2 Amount of the distribution in respect of Class B monthly interest:                  568,468.47
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:            0.00
                       4 Amount of the distribution in respect of Class B additional interest:                     0.00
                       5 Amount of the distribution in respect of Class B principal:                               0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                       0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                      0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                 0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                               0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                            0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                                 370,249.44
                       2 Amount distributed in respect of Collateral Monthly Interest:                               370,249.44
                       3 Amount distributed in respect of Collateral Additional Interest:                                  0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                               0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                       0.00
                       2 The total amount reimbursed in respect of such reductions in the                                  0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                    11,336,564.24
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)      8,950,562.53
                       3 Spread Account Requirement per Loan Agreement                                             1,856,706.56
                       4 Finance Charge Shortfall                                                                          0.00
                       5 Available for Other Excess Allocation Series                                                529,295.15

K. Application of Reallocated Investor Finance Charge Collections.

                                                                    Available        Due                  Paid           Shortfall
                       1 Allocated Class A Available Funds        7,980,941.22
                         a Reserve Account Release                        0.00
                         b PFA Investment Earnings                        0.00
                         c Class A Available Funds                7,980,941.22

                       2 Class A Available Funds                  7,980,941.22
                         a Class A Monthly Interest                                2,558,380.00     2,558,380.00              0.00
                         b Class A Servicing Fee                                     880,000.00       880,000.00              0.00
                         c Class A Investor Default Amount                         2,959,239.09     2,959,239.09              0.00
                         d Class A Excess                         1,583,322.14

                       3 Class B Available Funds                  1,708,042.34
                         a Class B Monthly Interest                                  568,468.47       568,468.47              0.00
                         b Class B Servicing Fee                                     188,333.33       188,333.33              0.00
                         c Class B Excess                           951,240.54

                       4 Collateral Available Funds               1,012,733.07
                         a Collateral Servicing Fee                                  111,666.67       111,666.67              0.00
                         b Collateral Excess                        901,066.41

                       5 Class D Available Funds                    634,847.60
                         a Class D Servicing Fee                                      70,000.00        70,000.00              0.00
                         b Class D Excess                           564,847.60

                       6 Total Excess Spread                      4,000,476.68

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                     Available          Due                  Paid       Shortfall
                       1 Available Excess Spread                    4,000,476.68
                       2 Excess Fin Charge Coll                             0.00
                              from Other Series
                       3 Available Funds                            4,000,476.68
                       4 Class A Required Amount Shortfalls                                    0.00             0.00          0.00
                       5 Class B Defaults                                                633,322.00       633,322.00          0.00
                       6 Monthly Servicing Fee Shortfalls                                      0.00             0.00          0.00
                       7 Collateral Monthly Interest                                     370,249.44       370,249.44          0.00
                       8 Collateral Default Amount                                       375,509.51       375,509.51          0.00
                       9 Reserve Account Deposit                                               0.00             0.00          0.00
                      10 Class D Monthly Interest                                              0.00             0.00          0.00
                      11 Class D Default Amount                                          235,394.02       235,394.02          0.00
                      12 Other CIA Amounts Owed                                        1,856,706.56     1,856,706.56          0.00
                      13 Excess Fin Coll for Other Series                                      0.00             0.00          0.00
                      14 Excess Spread                                529,295.15
                      15 Writedowns
                                                    a Class A               0.00
                                                    b Class B               0.00
                                                    c CIA                   0.00
                                                    d Class D               0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                        74,346,549.54
                       2 Principal Required to Fund the Required Amount                        0.00
                       3 Shared Principal Collections from other Series                        0.00
                       4 Other Amounts Treated as Principal Collections                4,203,464.61
                       5 Available Principal Collections                              78,550,014.15

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                   67,000,000.00
                       2 Required Collateral Invested Amount                          67,000,000.00
                       3 Amount used to pay Excess CIA                                         0.00
                       4 Available Principal Collections                              78,550,014.15

                       5 Class D                                                      42,000,000.00
                       6 Required Class D                                             42,000,000.00
                       7 Amount used to pay Excess Class D                                     0.00
                       8 Available Principal Collections                              78,550,014.15

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                           78,550,014.15
                                                    a Controlled Deposit Amount                                             0.00
                                                    b Minimum of Avail Prin Coll and CDA                                    0.00
                                                    c Controlled Deposit Amount Shortfall                                   0.00
                                                    d Amount Deposited in PFA for Class A                                   0.00
                                                    e Draw from PFA to pay Class A Principal                                0.00
                                                    f Class A Adjusted Invested Amount                            528,000,000.00

                       2 Remaining Principal Collections Available                                                 78,550,014.15
                                                    a Remaining PFA Balance                                                 0.00
                                                    b Beginning Class B Outstanding Amount                        113,000,000.00
                                                    c Beginning Class B Adjusted Invested Amount                  113,000,000.00
                                                    d Amount Deposited in PFA for Class B                                   0.00
                                                    e Draw from PFA to pay Class B Principal                                0.00
                                                    f Class B Adjusted Invested Amount                            113,000,000.00

                       3 Remaining Principal Collections Available                                                 78,550,014.15
                                                    a Remaining CIA Amount                                         67,000,000.00
                                                    b Principal Paid to CIA                                                 0.00
                                                    c CIA at the end of the Period                                 67,000,000.00

                       4 Remaining Principal Collections Available                                                 78,550,014.15
                                                    a Remaining Class D Amount                                     42,000,000.00
                                                    b Principal Paid to Class D                                             0.00
                                                    c Class D at the end of the Period                             42,000,000.00

                         Class A Principal Paid to Investors                                                                0.00
                         Class B Principal Paid to Investors                                                                0.00
                         CIA Principal Paid to Investors                                                                    0.00
                         Class D Principal Paid to Investors                                                                0.00
                         Ending Class A Outstanding Amount                                                        528,000,000.00
                         Ending Class B Outstanding Amount                                                        113,000,000.00
                         Ending CIA Outstanding Amount                                                             67,000,000.00
                         Ending Class D Outstanding Amount                                                         42,000,000.00

                       5 Shared Principal Collections                                                              78,550,014.15

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                  Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                      0.00
                                                    a Remaining Class A Adjusted Invested Amount                    528,000,000.00
                                                    b Principal Paid to Class A                                               0.00
                                                    c End of Period Class A Adjusted Invested Amount                528,000,000.00

                       2 Remaining Principal Collections Available                                                            0.00
                                                    a Remaining Class B Adjusted Invested Amount                    113,000,000.00
                                                    b Principal Paid to Class B                                               0.00
                                                    c End of Period Class B Adjusted Invested Amount                113,000,000.00

                       3 Remaining Principal Collections Available                                                            0.00
                                                    a Remaining Collateral Invested Amount                           67,000,000.00
                                                    b Principal Paid to CIA                                                   0.00
                                                    c Collateral Invested Amount at the end of the Period            67,000,000.00

                       4 Remaining Principal Collections Available                                                            0.00
                                                    a Remaining Class D Amount                                       42,000,000.00
                                                    b Principal Paid to Class D                                               0.00
                                                    c Class D at the end of the Period                               42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                                    a Current Monthly Period                                7.79%
                                                    b Prior Monthly Period                                  7.70%
                                                    c Second Prior Monthly Period                           8.33%

                         Three Month Average Base Rate                                                                       7.94%

                       2 Series Adjusted Portfolio Yield
                                                    a Current Monthly Period                               11.41%
                                                    b Prior Monthly Period                                  9.88%
                                                    c Second Prior Monthly Period                          10.94%

                         Three Month Average Series Adjusted Portfolio Yield                                                10.74%

                       3 Excess Spread
                                                    a Current Monthly Period                                3.62%
                                                    b Prior Monthly Period                                  2.18%
                                                    c Second Prior Monthly Period                           2.61%

                         Three Month Average Excess Spread                                                                   2.80%
